===============================================================================




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                February 17, 1998
                Date of Report (Date of earliest event reported)

                             ABERCROMBIE & FITCH CO.
             (Exact name of registrant as specified in its charter)

                             -----------------------

          Delaware                     1-12107                   31-1469076
(State of other jurisdiction         (Commission               (IRS Employer
      of incorporation)               File no.)             Identification No.)

                            Four Limited Parkway East
                             Reynoldsburg, OH 43068
                                 (614) 577-6500



                     (Address of principal executive offices)




===============================================================================

Item 5.  Other Events

     On February 17, 1998, Abercrombie & Fitch Co. ("A&F") issued a press release relating to A&F's fourth quarter results and the proposed exchange offer to be conducted by The Limited, Inc., the parent of A&F and a Delaware corporation ("The Limited"), in which The Limited will be offering to exchange (the "Exchange Offer") shares of common stock of A&F for shares of The Limited's common stock, subject to the terms and conditions of such Exchange Offer. A&F also filed a Registration Statement on Form S-4 relating to the shares of common stock of A&F to be issued pursuant to The Limited's proposed Exchange Offer. The February 17, 1998 press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     99.1 Press release dated February 17, 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ABERCROMBIE & FITCH



                                       By:    /s/ Seth R. Johnson
                                         ------------------------------------
                                           Name:  Seth R. Johnson
                                           Title: Vice-President and Chief
                                                   Financial Officer
                                                  (Principal Financial and
                                                    Accounting Officer)

February 18, 1998

                                  EXHIBIT INDEX

99.1      Press Release dated February 17, 1998